                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  JULY 23, 2004
              ---------------------------------------------------
                Date of Report (Date of earliest event reported)

                                  GARTNER, INC
           ---------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                             1-14443                          04-3099750
---------------------------------------    --------------------------    ------------------------------------
   (State or Other Jurisdiction of            (Commission File No.)        (IRS Employer Identification No.)
            Incorporation)

                                 P.O. BOX 10212
                               56 TOP GALLANT ROAD
                             STAMFORD, CT 06902-7747
        ----------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (203) 316-1111
           ---------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

EXHIBIT NO.                DESCRIPTION
-----------------------    ----------------------------------------------------------------------------------
99.1                       Press Release issued July 23, 2004, with respect to:

                           o  Financial results for Gartner, Inc. (the "Company") for the quarter ended June 30, 2004; and

                           o  The announcement that Gene Hall will be named the Company's Chief Executive Officer and that
                              James Smith will be named Chairman of the Board
                              of the Company.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 23, 2004, Gartner, Inc. announced financial results for the quarter ended June 30, 2004. A copy of the Company's press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this report shall not be incorporated by reference into any filing of Gartner, Inc. with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

The press release issued by the Company and furnished herewith as Exhibit 99.1 contains a non-GAAP financial measure. For purposes of the Securities and Exchange Commission's Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"). In the attached press release, Gartner, Inc. uses the non-GAAP measure of normalized EPS. This non-GAAP financial measure is provided to enhance the reader's overall understanding of Gartner's current financial performance and prospects for the future. Gartner believes normalized EPS is an important measure of Gartner's recurring operations as it excludes items that may not be indicative of our core operating results. Normalized EPS is based on net income
(loss), excluding other charges, income from investments, goodwill impairment and other non-cash charges. Normalized EPS for 2003 also includes the effect of the convertible debt as if it had been converted at the beginning of 2003 in order to be on a comparable basis with 2004. In the attached press release, a reconciliation of normalized net income and normalized EPS to GAAP net income
(loss) and GAAP net income (loss) per share is provided under "Supplemental Information" at the end of the release.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GARTNER, Inc.

Date: July 23, 2004                      By:     /s/ Christopher Lafond
                                                 -------------------------------
                                                 Christopher Lafond
                                                 Executive Vice President,
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------------------    ----------------------------------------------------------------------------------
99.1                       Press Release issued July 23, 2004, with respect to:

                           o  Financial results for Gartner, Inc. (the "Company") for the quarter ended June 30, 2004; and

                           o  The announcement that Gene Hall will be named the Company's Chief Executive Officer and that
                              James Smith will be named Chairman of the Board of the Company.